Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Fourth Quarter and Full Year 2022 Financial Results

HAYWARD, Calif., February 22, 2023 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the fourth quarter and full year ended December 30, 2022.

“Strong execution delivered record revenue and operating profit for 2022, despite declining end market demand late in the fourth quarter,” said Jim Scholhamer, CEO. “As semiconductor equipment markets continue to respond to imbalances in supply, demand and inventory levels, we are taking immediate actions to align our global operations with our customers’ revised forecasts. Similar to previous downturns, we will thoughtfully review our business operations to ensure that we emerge a stronger, more profitable industry leader when market conditions improve.”

“UCT generates strong cash flows from operations during all phases of industry cycles, including downturns, enabling us to continuously invest in our business to position UCT for growth,” said Sheri Savage, CFO. “In 2022, we paid down $40 million in debt, spent $12.1 million repurchasing shares, and prudently invested in projects to support our long-term growth strategy.”

Fourth Quarter 2022 GAAP Financial Results

Total revenue was $566.4 million. Products contributed $499.5 million and Services added $66.9 million. Total gross margin was 19.2%, operating margin was 7.7%, and net income was $27.8 million or $0.61 per diluted share. This compares to total revenue of $635.0 million, gross margin of 19.6%, operating margin of 5.7%, and net income of $9.7 million or $0.21 per diluted share, in the prior quarter.

Fourth Quarter 2022 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 19.5%, operating margin was 10.0%, and net income was $42.6 million or $0.93 per diluted share. This compares to gross margin of 20.6%, operating margin of 11.7%, and net income of $48.6 million or $1.06 per diluted share in the prior quarter.

Full Year 2022 GAAP Financial Results

Total revenue was $2,374.3 million. Products contributed $2,074.7 million and Services added $299.6 million. Total gross margin was 19.6%, operating margin was 5.1%, and net income was $40.4 million or $0.88 per diluted share. This compares to total revenue of $2,101.6 million, gross margin of 20.5%, operating margin of 8.8%, and net income of $119.5 million or $2.69 per diluted share in the prior year.

Full Year 2022 Non-GAAP Financial Results

On a non-GAAP basis, the company reported gross margin of 20.2%, operating margin of 11.0%, and net income of $181.9 million or $3.98 per diluted share. This compares to gross margin of 21.4%, operating margin of 12.2%, and net income of $186.1 million or $4.20 per diluted share in the prior year.

First Quarter 2023 Outlook

The Company expects revenue in the range of $395.0 million to $445.0 million which includes a negative estimated impact of approximately $30 million dollars related to a cybersecurity event recently announced by one of our suppliers. The Company expects GAAP diluted net income (loss) per share to be between $(0.09) and $0.10 and non-GAAP diluted net income per share to be between $0.12 and $0.32.

Conference Call

The conference call and webcast will take place on Wednesday, February 22, 2023 at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 5561516. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company defines non-GAAP net income as net income (loss) before amortization of intangible assets, stock-based compensation, restructuring charges, VAT settlement, acquisition activity costs, loss on divestitures, Covid-19 related costs, fair value adjustments, certain insurance proceeds, legal related costs and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

SVP Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in millions, except per share data)

	Three Months Ended		Twelve Months Ended
	December 30,	December 31,	December 30,	December 31,
	2022	2021	2022	2021

Revenues:
Product	$499.5	$533.8	$2,074.7	$1,803.9
Services	66.9	81.3	299.6	297.7
Total revenues	566.4	615.1	2,374.3	2,101.6
Cost of revenues:
Product	412.3	433.9	1,712.3	1,478.7
Services	45.6	52.1	197.0	192.9
Total cost of revenues	457.9	486.0	1,909.3	1,671.6
Gross profit	108.5	129.1	465.0	430.0
Operating expenses:
Research and development	7.1	7.8	28.5	24.5
Sales and marketing	13.2	14.1	54.4	48.2
General and administrative	44.4	44.5	184.3	171.6
Net loss on divestitures	-	-	77.4	-
Total operating expenses	64.7	66.4	344.6	244.3
Income from operations	43.8	62.7	120.4	185.7
Interest income	0.5	0.2	0.9	0.4
Interest expense	(10.8)	(6.6)	(33.9)	(24.2)
Other income (expense), net	3.4	(1.2)	0.9	(7.6)
Income before provision for income taxes	36.9	55.1	88.3	154.3
Provision for income taxes	8.5	6.3	37.9	27.9
Net income	28.4	48.8	50.4	126.4
Less: Net income attributable to noncontrolling interests	0.6	3.3	10.0	6.9
Net income attributable to UCT	$27.8	$45.5	$40.4	$119.5

Net income per share attributable to UCT common stockholders:
Basic	$0.61	$1.01	$0.89	$2.75
Diluted	$0.61	$1.00	$0.88	$2.69
Shares used in computing net income per share:
Basic	45.4	44.9	45.2	43.5
Diluted	45.7	45.5	45.7	44.4

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in millions)

	December 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$358.8	$466.5
Accounts receivable, net of allowance	253.7	250.1
Inventories	443.9	379.2
Prepaid expenses and other current assets	42.4	41.3
Total current assets	1,098.8	1,137.1

Property, plant and equipment, net	279.6	242.3
Goodwill	248.8	270.0
Intangible assets, net	187.9	245.7
Deferred tax assets, net	36.0	37.6
Operating lease right-of-use assets	99.0	83.4
Other non-current assets	10.8	9.3
Total assets	$1,960.9	$2,025.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$20.8	$22.1
Accounts payable	253.5	332.9
Accrued compensation and related benefits	52.5	46.8
Operating lease liabilities	17.1	17.3
Other current liabilities	45.3	50.0
Total current liabilities	389.2	469.1

Bank borrowings, net of current portion	493.0	529.9
Deferred tax liabilities	52.2	54.9
Operating lease liabilities	80.3	65.9
Other liabilities	9.2	12.9
Total liabilities	1,023.9	1,132.7

Equity:
UCT stockholders’ equity:
Common stock	515.5	511.7
Retained earnings	377.8	337.4
Accumulated other comprehensive loss	(5.4)	(0.2)
Total UCT stockholders' equity	887.9	848.9
Non-controlling interest	49.1	43.8
Total equity	937.0	892.7
Total liabilities and equity	$1,960.9	$2,025.4

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in millions)

	Twelve Months Ended
	December 30,	December 31,
	2022	2021
Cash flows from operating activities:
Net income	$50.4	$126.4
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired, liabilities assumed and noncontrolling interests at acquisition):
Depreciation and amortization	72.3	70.9
Stock-based compensation	19.1	15.8
Net loss on divestitures	77.4	—
Change in the fair value of financial instruments	1.0	12.4
Deferred income taxes	(0.2)	(3.2)
Gain from insurance proceeds	—	(7.3)
Others	(0.2)	0.2
Changes in assets and liabilities, net of effects of acquisitions and divestitures:
Accounts receivable	(15.7)	(53.0)
Inventories	(84.4)	(125.1)
Prepaid expenses and other current assets	(4.5)	(4.2)
Other non-current assets	(3.4)	(0.8)
Accounts payable	(68.4)	170.6
Accrued compensation and related benefits	7.1	1.8
Income taxes payable	(0.1)	7.7
Operating lease assets and liabilities	(2.2)	(1.1)
Other liabilities	(1.0)	0.5
Net cash provided by operating activities	47.2	211.6
Cash flows from investing activities:
Purchases of property, plant and equipment	(100.1)	(59.3)
Divestiture of subsidiaries	3.4	—
Proceeds from sale of property and equipment, including insurance proceeds	0.5	7.7
Settlement of forward contracts in conjunction with acquisition	—	(10.4)
Acquisition of business, net of cash acquired	—	(342.8)
Net cash used in investing activities	(96.2)	(404.8)
Cash flows from financing activities:
Payments on bank borrowings	(39.7)	(131.8)
Repurchase of shares	(12.1)	—
Employees’ taxes paid upon vesting of restricted stock units	(3.9)	(7.3)
Payments of debt issuance costs	(0.7)	(8.9)
Proceeds from issuance of common stock	0.7	193.6
Proceeds from bank borrowings	—	415.2
Others	(0.3)	—
Net cash provided by (used in) financing activities	(56.0)	460.8
Effect of exchange rate changes on cash and cash equivalents	(2.7)	(1.4)
Net increase (decrease) in cash and cash equivalents	(107.7)	266.2
Cash and cash equivalents at beginning of period	466.5	200.3
Cash and cash equivalents at end of period	$358.8	$466.5

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	December 30, 2022			December 30, 2022
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$499.5	$66.9	$566.4	$499.5	$66.9	$566.4
Gross profit	$87.2	$21.3	$108.5	$88.3	$22.4	$110.7
Gross margin	17.5%	31.8%	19.2%	17.7%	33.5%	19.5%
Income from operations	$40.5	$3.3	$43.8	$49.3	$7.6	$56.9
Operating margin	8.1%	4.9%	7.7%	9.9%	11.3%	10.0%

				Three Months Ended
				December 30, 2022
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$87.2	$21.3	$108.5
Amortization of intangible assets (1)				0.5	1.0	1.5
Stock-based compensation expense (2)				0.4	—	0.4
Restructuring charges (3)				0.2	0.1	0.3
Non-GAAP gross profit				$88.3	$22.4	$110.7

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				17.5%	31.8%	19.2%
Amortization of intangible assets (1)				0.1%	1.4%	0.3%
Stock-based compensation expense (2)				0.1%	—	0.0%
Restructuring charges (3)				0.0%	0.3%	0.0%
Non-GAAP gross margin				17.7%	33.5%	19.5%

Reconciliation of GAAP Income (loss) from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$40.5	$3.3	$43.8
Amortization of intangible assets (1)				3.3	3.7	7.0
Stock-based compensation expense (2)				4.2	0.4	4.6
Restructuring charges (3)				1.3	0.2	1.5
Non-GAAP income from operations				$49.3	$7.6	$56.9

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				8.1%	4.9%	7.7%
Amortization of intangible assets (1)				0.7%	5.5%	1.2%
Stock-based compensation expense (2)				0.8%	0.6%	0.8%
Restructuring charges (3)				0.3%	0.3%	0.3%
Non-GAAP operating margin				9.9%	11.3%	10.0%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
	December 30,	December 31,	September 30,	December 30,	December 31,
	2022	2021	2022	2022	2021
Reconciliation of GAAP Net Income to Non-GAAP Net Income (in millions)
Reported net income attributable to UCT on a GAAP basis	$27.8	$45.5	$9.7	$40.4	$119.5
Amortization of intangible assets (1)	7.0	9.5	7.4	30.1	33.4
Stock-based compensation expense (2)	4.6	4.7	4.8	19.3	16.8
Restructuring charges (3)	1.5	(0.4)	0.7	3.3	1.3
VAT settlement (4)	—	—	4.0	4.0	—
Acquisition related costs (5)	—	0.4	0.3	0.6	10.0
Net loss on divestitures (6)	—	—	20.8	77.4	—
Covid-19 related costs (7)	—	—	—	2.9	—
Fair value related adjustments (8)	—	0.5	—	—	23.0
Insurance proceeds (9)	—	—	—	—	(7.3)
Legal-related costs (10)	—	—	—	2.2	—
Income tax effect of non-GAAP adjustments (11)	(1.8)	(2.3)	(6.8)	(22.2)	(12.8)
Income tax effect of valuation allowance (12)	3.5	(2.4)	7.7	23.9	2.3
Non-GAAP net income attributable to UCT	$42.6	$55.5	$48.6	$181.9	$186.1

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis	$43.8	$62.7	$36.3	$120.4	$185.7
Amortization of intangible assets (1)	7.0	9.5	7.4	30.1	33.4
Stock-based compensation expense (2)	4.6	4.7	4.8	19.3	16.8
Restructuring charges (3)	1.5	(0.4)	0.7	3.3	1.3
VAT settlement (4)	—	—	4.0	4.0	—
Acquisition related costs (5)	—	0.4	0.3	0.6	10.0
Net loss on divestitures (6)	—	—	20.8	77.4	—
Covid-19 related costs (7)	—	—	—	2.9	—
Fair value related adjustments (8)	—	0.5	—	—	10.1
Legal-related costs (10)	—	—	—	2.2	—
Non-GAAP income from operations	$56.9	$77.5	$74.2	$260.2	$257.3

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	7.7%	10.2%	5.7%	5.1%	8.8%
Amortization of intangible assets (1)	1.2%	1.5%	1.2%	1.3%	1.6%
Stock-based compensation expense (2)	0.8%	0.8%	0.8%	0.8%	0.8%
Restructuring charges (3)	0.3%	-0.1%	0.1%	0.1%	0.0%
VAT settlement (4)	—	—	0.6%	0.2%	—
Acquisition related costs (5)	—	0.1%	0.0%	0.0%	0.5%
Net loss on divestitures (6)	—	—	3.3%	3.3%	—
Covid-19 related costs (7)	—	—	—	0.1%	—
Fair value related adjustments (8)	—	0.1%	—	—	0.5%
Legal-related costs (10)	—	—	—	0.1%	—
Non-GAAP operating margin	10.0%	12.6%	11.7%	11.0%	12.2%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$108.5	$129.1	$124.4	$465.0	$430.0

Amortization of intangible assets (1)	1.5	1.7	1.5	6.3	6.1
Stock-based compensation expense (2)	0.4	0.7	0.2	1.5	2.6
Restructuring charges (3)	0.3	0.1	0.6	1.0	1.0
VAT settlement (4)	—	—	4.0	4.0	—
Covid-19 related costs (7)	—	—	—	2.9	—
Fair value related adjustments (8)	—	0.5	—	—	10.1
Non-GAAP gross profit	$110.7	$132.1	$130.7	$480.7	$449.8

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	19.2%	21.0%	19.6%	19.6%	20.5%
Amortization of intangible assets (1)	0.3%	0.3%	0.2%	0.3%	0.3%
Stock-based compensation expense (2)	0.0%	0.1%	0.1%	0.1%	0.1%
Restructuring charges (3)	0.0%	0.0%	0.1%	0.0%	0.0%
VAT settlement (4)	—	—	0.6%	0.2%	—
Covid-19 related costs (7)	—	—	—	0.1%	—
Fair value related adjustments (8)	—	0.1%	—	—	0.5%
Non-GAAP gross margin	19.5%	21.5%	20.6%	20.2%	21.4%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in millions)
Reported interest and other income (expense) on a GAAP basis	$(6.9)	$(7.6)	$(11.2)	$(32.1)	$(31.4)
Fair value related adjustments (8)	—	—	—	—	12.9
Insurance proceeds (9)	—	—	—	—	(7.3)
Non-GAAP interest and other income (expense)	$(6.9)	$(7.6)	$(11.2)	$(32.1)	$(25.8)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income on a GAAP basis	$0.61	$1.00	$0.21	$0.88	2.69
Amortization of intangible assets (1)	0.15	0.21	0.16	0.66	0.75
Stock-based compensation expense (2)	0.10	0.10	0.10	0.42	0.38
Restructuring charges (3)	0.03	(0.01)	0.01	0.07	0.03
VAT settlement (4)	—	—	0.09	0.09	—
Acquisition related costs (5)	—	0.01	0.01	0.01	0.23
Net loss on divestitures (6)	—	—	0.46	1.69	—
Covid-19 related costs (7)	—	—	—	0.06	—
Fair value related adjustments (8)	—	0.01	—	—	0.52
Insurance proceeds (9)	—	—	—	—	(0.16)
Legal-related costs (10)	—	—	—	0.05	—
Income tax effect of non-GAAP adjustments (11)	(0.04)	(0.05)	(0.15)	(0.49)	(0.29)
Income tax effect of valuation allowance (12)	0.08	(0.05)	0.17	0.52	0.05
Non-GAAP net income	$0.93	$1.22	$1.06	$3.98	$4.20
Weighted average number of diluted shares (in millions) on a non-GAAP basis	45.7	45.5	45.6	45.7	44.4

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE
	Three Months Ended			Twelve Months Ended
	December 30,	December 31,	September 30,	December 30,	December 31,
	2022	2021	2022	2022	2021
(in millions, except percentages)
Provision for income taxes on a GAAP basis	$8.5	$6.3	$12.2	37.9	27.9
Income tax effect of non-GAAP adjustments (11)	1.8	2.3	6.8	22.2	12.8
Income tax effect of valuation allowance (12)	(3.5)	2.4	(7.7)	(23.9)	(2.3)
Non-GAAP provision for income taxes	$6.8	$11.0	$11.3	$36.3	$38.4

Income before income taxes on a GAAP basis	$36.9	$55.1	$25.1	88.3	154.3
Amortization of intangible assets (1)	7.0	9.5	7.4	30.1	33.4
Stock-based compensation expense (2)	4.6	4.7	4.8	19.3	16.8
Restructuring charges (3)	1.5	(0.4)	0.7	3.3	1.3
VAT settlement (4)	—	—	4.0	4.0	—
Acquisition related costs (5)	—	0.4	0.3	0.6	10.0
Net loss on divestitures (6)	—	—	20.8	77.4	—
Covid-19 related costs (7)	—	—	—	2.9	—
Fair value related adjustments (8)	—	0.5	—	—	23.0
Insurance proceeds (9)	—	—	—	—	(7.3)
Legal-related costs (10)	—	—	—	2.2	—
Non-GAAP income before income taxes	$50.0	$69.9	$63.0	$228.1	$231.4
Effective income tax rate on a GAAP basis	23.0%	11.4%	48.5%	42.9%	18.1%
Non-GAAP effective income tax rate	13.7%	15.8%	17.9%	15.9%	16.6%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents impact of value added tax ruling
5 Represents acquisition activity costs
6 Represents the net loss on the divestiture of certain non-core subsidiary entities
7 Covid-19 related costs incurred during the period
8 Adjustments related to the fair values of inventories related to Fluid Solutions and forward hedge contracts in conjunction with acquisition of Ham-Let
9 Insurance proceeds pertaining to the Cinos fire in 2018
10 Represents estimated costs related to legal proceedings
11 Tax effect of items (1) through (10) above based on the non-GAAP tax rate

12 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect